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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: DECEMBER 19, 2001
               Date of Earliest Event Reported: DECEMBER 19, 2001

                      LIBERTY SATELLITE & TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              0-21317                                84-1299995
     (Commission File Number)          (I.R.S. Employer Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400

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ITEM 5. OTHER EVENTS.

     Pursuant to Rule 3-09 of Regulation S-X promulgated by the Securities and Exchange Commission, financial statements of ASTROLINK International LLC ("Astrolink") have been included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000. Due to recent events affecting Astrolink's financial condition, these financial statements have been reissued to add footnote 10(b) and, as modified, are attached as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial statements of business acquired

          None

     (b)  Pro forma financial information

          None

     (c)  Exhibits

          99.1 Financial statements of ASTROLINK International LLC.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 19, 2001

                                        LIBERTY SATELLITE & TECHNOLOGY, INC.

                                        By: /s/ Kenneth G. Carroll
                                            -----------------------------------
                                            Name: Kenneth G. Carroll
                                            Title: President, Chief Financial
                                                   Officer and Treasurer

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                                  EXHIBIT INDEX

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
EXHIBIT   DESCRIPTION
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
 99.1     Financial Statements of ASTROLINK International LLC.
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